===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          CHARTER COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                     DELAWARE                                                 43-1857213
     (State of Incorporation or Organization)                    (I.R.S. Employer Identification no.)

              12444 POWERSCOURT DRIVE
                ST. LOUIS, MISSOURI                                              63131
     (Address of Principal Executive Offices)                                 (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box.

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-83887

Securities to be registered pursuant to Section 12(b) of the Act:  None

Securities to be registered pursuant to Section 12(g) of the Act:

                CLASS A COMMON STOCK, $0.001 PAR VALUE PER SHARE
                                (Title of Class)


===============================================================================

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  A description of the Class A common stock, par value $.001 per share (the "Common Stock"), of Charter Communications, Inc. (the "Registrant") will be contained in a prospectus, constituting part of the Registrant's Registration Statement on Form S-1 (File No. 333-83887) relating to the Common Stock, to be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (such prospectus as filed pursuant to Rule 424(b), the "Prospectus"). The description of the Common Stock contained in the Prospectus is hereby incorporated by reference into this Form 8-A.


ITEM 2.           EXHIBITS.


3.1               Restated Certificate of Incorporation of the Registrant*

3.2               Bylaws of the Registrant*

4.1               Specimen of certificate representing the Common Stock*



----------
* Incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-83887).

                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      CHARTER COMMUNICATIONS, INC.



Date:  November 3, 1999               By: /s/ CURTIS S. SHAW
                                          ------------------------------
                                          Curtis S. Shaw
                                          Senior Vice President, General
                                          Counsel and Secretary

                                  EXHIBIT INDEX



Exhibit No.        Description

3.1                Restated Certificate of Incorporation of the Registrant*

3.2                Bylaws of the Registrant*

4.1                Specimen of certificate representing the Common Stock*



----------
* Incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-83887).